UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): July 11, 2006


                            HEALTHRENU MEDICAL, INC.
             (Exact name of registrant as specified in its charter)


          Nevada                   000-21914                 25-1907744
 ---------------------------      -----------               ------------
(State or other jurisdiction      (Commission              (IRS Employer
    of incorporation)             File Number)           Identification No.)

                 12777 Jones Road, Suite 481, Houston, TX 77070
               (Address of Principal Executive Offices) (Zip Code)


            Our telephone number, including area code: (281) 890-2561


                                 Not Applicable
                                 ---------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of us under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On July 11, 2006, the Chief Executive Officer of the Company, in consultation with Malone & Bailey, P.C. ("M&B"), the Company's independent public accountant, concluded that the Company's historical financial statements for the fiscal year ended September 30, 2005 and the fiscal quarters ended December 31, 2005 and March 31, 2006 should be restated to correct certain errors relating to the accounting for certain debt financings conducted by the Company in August and September 2005 and February 2006 as well as certain compensatory warrants issued by the Company and that such financial statements should no longer be relied upon. The Company has conducted a review of its accounting treatment of these transactions and is correcting its method of accounting for such transactions. The restatements relate to the accounting for the variable conversion features on the Company's 8% Convertible Notes and warrants. The conversion features on the notes and warrants have been determined to be an imbedded derivative under SFAS 133, which is required to be reflected as a liability at fair value. The notes and warrants were previously reflected as containing a beneficial conversion feature under EITF 98-5. The correction relates solely to the accounting treatment of these transactions and does not affect the Company's historical cash flow. Accordingly, the previously issued financial statements for such periods should no longer be relied upon.

The Company's financial statements for the fiscal year ended September 30, 2005 and the fiscal quarters ended December 31, 2005 and March 31, 2006 will be restated. The Company will file the restated financial statements as amendments to periodic reports with the SEC on the appropriate forms as soon as practicable. The Chief Executive Officer of the Company has discussed the matters disclosed in this Current Report on Form 8-K, with M&B.

Safe Harbor Statement

This Form 8-K contains forward-looking statements. These statements may be identified by their use of words, such as "estimate", "expect", "intend" and other words and terms of similar meaning, in connection with any discussion of the Company's financial statements, business, financial condition, results of operations or liquidity. Factors that could affect the Company's forward-looking statements include, among other things: the restatement of the financial statements for the fiscal year ended September 30, 2005 and the for the fiscal quarters ended December 31, 2005 and March 31, 2006; negative reactions from the Company's stockholders, creditors, customer or employees to the results of the restatement or delay in providing financial information caused by restatement; the impact and result of any litigation (included private litigation), or of any investigation by the SEC or any investigation by any other governmental agency related to the Company; the Company's ability to manage its operations during and after the financial statement restatement process; the Company's ability to successfully implement internal controls and procedures that remediate any material weakness in controls and ensure timely, effective and accurate financial reporting; changes in economic conditions; and other risks detailed from time to time in the Company's SEC reports. The Company cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. Several factors, including those identified above, could cause actual events to differ materially from the forward-looking statements. The Company does not undertake any obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

Date:  July 11, 2006

                               HEALTHRENU MEDICAL, INC.
                               (Registrant)



                                By: /s/  Robert W. Prokos
                                    --------------------------------------------
                                    Name:  Robert W. Prokos
                                    Title: President and Chief Executive Officer